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                                                                       EXHIBIT A

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement, dated as of the 28th day of June, 1999, between Inverness/Phoenix Partners LP, a Delaware limited partnership ("IPP"), Executive Capital Partners I LP, a Delaware limited partnership ("ECP"), and Inverness/Trico Investors, LLC, a Delaware limited liability company ("ITI") and affiliate of IPP and ECP.

     WHEREAS, IPP and ECP have entered into that certain Purchase Agreement dated April 16, 1999 (the "Purchase Agreement") among Trico Marine Services, Inc. ("Trico"), IPP and ECP;

     WHEREAS, Section 10.12 of the Purchase Agreement permits IPP and ECP to assign all of their rights, interests and obligations thereunder to ITI, in which case the provisions of the Purchase Agreement shall inure to the benefit of and be binding on ITI.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. IPP and ECP hereby assign, and ITI hereby assumes, all of IPP's and ECP's rights, interests and obligations under the Purchase Agreement.

     2. ITI will remit payment for and take receipt of the 4,000,000 shares of common stock of Trico representing the Second Tranche (as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement.


                             INVERNESS/PHOENIX PARTNERS LP

                               By: INVERNESS/PHOENIX CAPITAL LLC,
                                   its General Partner

                                    By: INVERNESS MANAGEMENT FUND I LLC,
                                        its Managing Member

                                        By: WMD INVESTORS, L.P.,
                                            its Managing Member

                                            By: WMD LLC,
                                                its General Partner


                                            By: /s/ W. McComb Dunwoody
                                                ------------------------------
                                                Name:  W. McComb Dunwoody
                                                Title: Managing Member
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                             EXECUTIVE CAPITAL PARTNERS I LP

                               By: INVERNESS/PHOENIX CAPITAL LLC,
                                   its General Partner

                                   By: INVERNESS MANAGEMENT FUND I LLC,
                                       its Managing Member

                                       By: WMD INVESTORS, L.P.,
                                           its Managing Member

                                           By: WMD LLC,
                                               its General Partner


                                           By: /s/ W. McComb Dunwoody
                                               ---------------------------
                                           Name: W. McComb Dunwoody
                                           Title: Managing Member


                             INVERNESS/TRICO INVESTORS, LLC

                               By: INVERNESS/PHOENIX PARTNERS LP,
                                   its Managing Member

                                   By: INVERNESS/PHOENIX CAPITAL LLC,
                                       its General Partner

                                       By: INVERNESS MANAGEMENT FUND I LLC,
                                           its Managing Member

                                           By: WMD INVESTORS, L.P.,
                                               its Managing Member

                                               By: WMD LLC,
                                                   its General Partner


                                               By:  /s/ W. McComb Dunwoody
                                                    ---------------------------
                                               Name: W. McComb Dunwoody
                                               Title: Managing Member